Exhibit 10.4
3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

February 29, 2012

Mr. Mike Harrison
Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment 44 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 44 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
2. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:	Accepted and Agreed To:
International Business Machines Corporation	Brocade Communications Systems, Inc.
By: /s/ Kristen Styers 3/25/12	By: /s/ Andrew A. Vandeveld 2/29/12
Authorized Signature Date	Authorized Signature Date

Kristen Styers	Andrew A. Vandeveld
Type or Print Name	Type or Print Name

Mgr. Networking	GSI VP
Title & Organization	Title & Organization

Address:	Address: 130 Holger Way
San Jose, California 95134-1376

Amendment 44 to SOW 1 Page 1 of 19
Brocade Confidential Information

Accepted and Agreed To:
Brocade Communications Switzerland, SarL
/s/ Alberto Soto
Authorized Signature Date 3/01/12
Alberto Soto
Type or Print Name
Vice President EMEA
Title & Organization

Amendment 44 to SOW 1 Page 2 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	[**]		[**]	[**]	[**]
SW2400 & SW2800
SW2400	[**]		[**]	[**]	[**]
SW2800	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
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	[**]		[**]	[**]	[**]
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2Gbit/sec Switch Products and Software
SW3200
SW3200	[**]	[**]	[**]	[**]	[**]			[**]
SW3200	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW3800
SW3800	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]
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SW3900
SW3900	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 3 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]
SW325x & SW385x
SW3252	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW3252	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW3854	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW3854	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
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	[**]		[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
4Gbit/sec Switch Products and Software
SW210x
SW210E	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW210E	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
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SW4100
SW4100	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW4100	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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SW4900
SW4900	[**]	[**]	[**]	[**]	[**]	[**]		[**]
SW4900	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 4 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
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BROCADE 5000
Brocade 5000	[**]	[**]	[**]	[**]	[**]	[**]		[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
SW7500
SW7500	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE 7500E
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]		[**]	[**]	[**]			[**]
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8Gbit/sec Switch Products and Software
BROCADE 300
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE 300 BUNDLED WITH SFP'S
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	[**]		[**]	[**]	[**]	[**]
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BROCADE 300 FRU's
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]			[**]
BROCADE 300 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 5 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
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BROCADE 5100
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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BROCADE 5100 BUNDLED WITH SFP'S
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	[**]		[**]	[**]	[**]	[**]
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BROCADE 5100 FRU's
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BROCADE 5100 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 6 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 5300
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE 5300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 5300 FRU's
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE 5300 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
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FCoE Switch Products and Software
BROCADE 8000
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 (CEE Only)
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 - ACCESSORIES
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BROCADE 8000 FRU's
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 7 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n's already released with Brocade 5100)
BROCADE 8000 CEE Only (Accessories, FRU's, Optional Software)
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 CEE Only FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 7800 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
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BROCADE 7800 FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 7800 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
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ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE FS8-18 ENCRYPTION BLADE
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's
	[**]	[**]	[**]	[**]	[**]			[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 8 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
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BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
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MULTI-PROTOCOL ROUTER
SW7420
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DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 9 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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SW24000				[**]	[**]
SW24000	[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
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SW48000
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 10 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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BROCADE DCX (DATA CENTER BACKBONE)
	[**]		[**]	[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
DCX BLADE - BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]			[**]
DCX - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
DCX - FRU's
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

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Amendment 44 to SOW 1 Page 11 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE DCX-4S
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE DCX-4S MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE DCX-4S - ACCESSORIES
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE DCX-4S - FRU's
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
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	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE DCX-4S - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE FX8-24 DCX EXTENSION BLADE
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE FCoE 10-24 DCX Blade
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE FCoE 10-24 DCX Blade - FRU's
	[**]	[**]	[**]	[**]	[**]			[**]

FABRIC MANAGER
	[**]		[**]	[**]	[**]

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Amendment 44 to SOW 1 Page 12 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]

16Gbit/sec Switch Products
BROCADE 6510 Switch [**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 6510 Switch [**] MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch [**] ACCESSORIES & FRU's
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch [**] OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6505 Switch [**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 6505 Switch ([**]) ACCESSORIES
	[**]	[**]	[**]	[**]	[**]
BROCADE 6505 Switch ([**]) FRU'S
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 6505 Switch ([**]) MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

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Amendment 44 to SOW 1 Page 13 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 6505 Switch ([**]) OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 [**] AND SAN768B-2 [**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
ACCESSORIES & FRU's
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BLADE FRU'S
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
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	[**]	[**]	[**]	[**]	[**]	[**]
IBM SYSTEM STORAGE SAN384B-2 [**]
SAN384B-2	[**]	[**]	[**]	[**]	[**]		[**]	[**]
IBM [**] MAINTENANCE RENEWALS

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Amendment 44 to SOW 1 Page 14 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	SVC-UPGRADE	[**]	[**]	[**]	[**]
	SVC-UPGRADE	[**]	[**]	[**]	[**]
IBM [**] FRU'S
	[**]	[**]	[**]	[**]	[**]			[**]
IBM SYSTEM STORAGE SAN768B-2 [**]
SAN768B-2	[**]	[**]	[**]	[**]	[**]		[**]	[**]
IBM [**] MAINTENANCE RENEWALS
	SVC-UPGRADE	[**]	[**]	[**]	[**]
	SVC-UPGRADE	[**]	[**]	[**]	[**]
IBM [**] FRU'S
		[**]	[**]	[**]	[**]			[**]

Supplier Part Number		Buyer Part Number					- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS
		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Amendment 44 to SOW 1 Page 15 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number					- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TRANSCEIVERS (FRU'S)
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
CABLES
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
CABLES
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
CABLES (FRU'S)
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Amendment 44 to SOW 1 Page 16 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW210E	[**]	[**]	[**]	[**]	[**]
SW210E	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW3252	[**]	[**]	[**]	[**]	[**]
SW3252	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW3854	[**]	[**]	[**]	[**]	[**]
SW3854	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
SW4100	[**]	[**]	[**]	[**]	[**]
SW4100	[**]	[**]	[**]	[**]	[**]
SW48000	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
SW4900	[**]	[**]	[**]	[**]	[**]

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Amendment 44 to SOW 1 Page 17 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]
SW7420	[**]	[**]	[**]	[**]	[**]
SW7500	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
Brocade 7500E	[**]	[**]	[**]	[**]	[**]
Brocade 300	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
Brocade 5100	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
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	[**]		[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
Brocade 5300	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
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Amendment 44 to SOW 1 Page 18 of 19
Brocade Confidential Information

AMENDMENT #44 TO SOW-1
EXHIBIT A
DATE: March 05, 2012 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Amendment 44 to SOW 1 Page 19 of 19
Brocade Confidential Information